UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

ANDOVER NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55882	83-2216345
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

333 Avenue of the Americas, Suite 2000
Miami, FL	33131-2185
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 871-3333

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On November 25, 2019, the Board of Directors (the “Board”) of Andover National Corporation (the “Company”) appointed Milun Patel, 43, as its Chief Financial Officer, effective as of November 25, 2019. Mr. Patel will also serve as the Company’s principal financial officer and principal accounting officer. No compensatory arrangements were entered into with Mr. Patel in connection with his appointment as Chief Financial Officer though it is anticipated that the Company will enter into an employment agreement with Mr. Patel in the future.

Mr. Patel has no family relationships with any of the Company’s directors or executive officers. There are no related party transactions between the Company and Mr. Patel in excess of $120,000.

Prior to joining the Company in July 2019 as the Head of Corporate Development, Mr. Patel served as a Managing Director of Overbrook Management Corporation, an investment firm, from April 2015 to June 2019. Before joining Overbrook Management, Mr. Patel served as Portfolio Manager of KLS Diversified Asset Management, an investment firm focused on high-yield and distressed credit investment opportunities, from March 2014 to April 2015. Mr. Patel has also held senior positions at Jefferies International Ltd. as a high-yield credit trader and Bear Stearns & Co. as an investment analyst. Mr. Patel started his investment career as an equity analyst at OSS Capital Management, an equity focused hedge-fund. During his career, Mr. Patel has worked in Europe and Asia and has been responsible for significant private and public investments across various asset classes and capital structures. Mr. Patel received a Bachelor of Science degree from The Pennsylvania State University in 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDOVER NATIONAL CORPORATION

Date: November 26, 2019	By:	/s/ Jeffrey C. Piermont
	Name:	Jeffrey C. Piermont
	Title:	President and Chief Operating Officer

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